Exhibit 10.1(c)

EXECUTION COPY

ADDITIONAL FACILITIES ASSUMPTION AGREEMENT AND AMENDMENT NO. 2 dated as of December 27, 2012 (this “Agreement”), relating to the CREDIT AGREEMENT dated as of July 13, 2011 (as amended and restated as of April 13, 2012 and as thereafter amended as of August 15, 2012, the “Credit Agreement”), among TAYLOR MORRISON COMMUNITIES, INC., a Delaware corporation (the “U.S. Borrower”), as co-borrower, MONARCH CORPORATION, an Ontario corporation (the “Canadian Borrower” and, together with the U.S. Borrower, the “Co-Borrowers”), TMM HOLDINGS LIMITED PARTNERSHIP, a British Columbia limited partnership (“Holdings”), MONARCH COMMUNITIES INC., a company continued under the laws of the province of British Columbia (“Canada Holdings”), MONARCH PARENT INC., a company incorporated under the laws of the province of British Columbia (“Canada Intermediate Holdings”), TAYLOR MORRISON HOLDINGS, INC., a Delaware corporation (“U.S. Holdings”), TAYLOR MORRISON FINANCE, INC., a Delaware corporation (“U.S. FinCo”), each lender from time to time party thereto (each individually referred to therein as a “Lender” and collectively as “Lenders”) and CREDIT SUISSE AG, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as collateral agent (in such capacity, the “Collateral Agent”), as swing line lender (in such capacity, the “Swing Line Lender”) and as issuing bank (in such capacity, the “Issuing Bank”).

A. The Co-Borrowers have requested (i) that the Persons set forth on Schedule 1 hereto (the “Additional Lenders”) provide additional Commitments (the “Additional Commitments”) to the Co-Borrowers in an aggregate amount of $100,000,000 and (ii) that the Credit Agreement be amended as set forth herein.

B. The Additional Lenders are willing to provide the Additional Commitments to the Co-Borrowers, and the Requisite Lenders are willing so to amend the Credit Agreement, in each case on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of interpretation set forth in Section 1.2A of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Additional Commitments. (a) Schedule 1 hereto sets forth the Additional Commitment of each Additional Lender as of the Assumption Effective Date (as defined below). The Additional Commitment of each Additional Lender shall be several and not joint.

(b) The Additional Commitments and the Revolving Loans and other extensions of credit made thereunder shall have the same terms as those applicable to the Commitments and the Revolving Loans and other extensions of credit made thereunder, respectively. With effect from the Assumption Effective Date, the Additional Lenders shall constitute “Qualified Additional Lenders”, “Revolving Loan Lenders” and “Lenders”, the Additional Commitments shall constitute “Commitments” and the loans made thereunder shall constitute “Revolving Loans” (and not Other Credit Extensions), in each case for all purposes of the Credit Agreement and the other Loan Documents.

(c) (i) Upon the effectiveness of the Additional Commitments, each Revolving Loan Lender immediately prior to such effectiveness will automatically and without further act be deemed to have assigned to each Additional Lender, and each such Additional Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Loan Lender’s participations under the Credit Agreement in outstanding Letters of Credit and Swing Line Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (x) participations under the Credit Agreement in Letters of Credit and (y) participations under the Credit Agreement in Swing Line Loans held by each Revolving Loan Lender (including each such Additional Lender) will equal such Lender’s Pro Rata Share and (ii) if, on the Assumption Effective Date, there are any Revolving Loans outstanding, such Revolving Loans shall, upon the effectiveness of the Additional Commitments, be prepaid from the proceeds of new Revolving Loans made under the Credit Agreement, which prepayment shall be accompanied by accrued interest on the Revolving Loans being prepaid and any costs incurred by any Revolving Loan Lender in accordance with Section 2.4 of the Credit Agreement.

(d) The Co-Borrowers hereby agree to pay to each Additional Lender, through the Administrative Agent, in immediately available funds, an upfront fee (the “Upfront Fee”) equal to 1.0% of each Additional Lender’s Additional Commitment, as set forth in Schedule 1 hereto, on the Assumption Effective Date. Once paid, the Upfront Fee shall not be refundable under any circumstances.

(e) No later than 60 days following the Assumption Effective Date, Holdings, U.S. Holdings, Canada Holdings, Canada Intermediate Holdings, U.S. FinCo or the Co-Borrowers, as applicable (the “Delivering Parties”), shall provide to the Administrative Agent such documentation, if any, regarding the flood hazard status of the improved Mortgaged Properties as is required to be delivered to the Lenders under applicable Federal Emergency Management Agency (or any successor agency) regulations as agreed by the parties; provided that, if the Delivering Parties commence compiling such documentation within such 60-day period, such period shall be extended by such additional period of time as is reasonably necessary in order to compile, prepare and deliver such documentation using reasonable diligence.

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SECTION 3. Amendments. Effective as of the Assumption Effective Date, the Credit Agreement is hereby amended as follows:

(a) By reducing the Swing Line Loan Commitment of Credit Suisse AG to zero.

(b) By amending and restating the third sentence of Section 2.1B thereof in its entirety as follows:

“The Borrowers shall deliver to the Administrative Agent a Notice of Borrowing no later than 12:00 p.m. (New York time) on the proposed Funding Date; provided that, in the case of any such Loan requested as a Fixed Rate Loan, the Borrowers shall deliver such Notice of Borrowing no later than 12:00 p.m. (New York time), at least three Business Days in advance of the proposed Funding Date.”

(c) By amending and restating the defintion of “Availability Amount” in Section 1.1 thereof as follows:

“Availability Amount” means (a) at any time prior to April 15, 2013, an amount equal to 33.0% multiplied by the Adjusted Aggregate Mortgaged Property Amount at such time and (b) at any time on or after April 15, 2013, an amount equal to the greater of (x) 22.2% multiplied by the Aggregate Mortgaged Property Amount at such time and (y) 25.0% multiplied by the Adjusted Aggregate Mortgaged Property Amount at such time.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each of Holdings, U.S. Holdings, Canada Holdings, Canada Intermediate Holdings, U.S. FinCo and the Co-Borrowers, jointly and severally, hereby represents and warrants to the Administrative Agent and each of the other parties hereto that, as of the date hereof and the Assumption Effective Date:

(a) Each Loan Party (i) has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement, and (ii) has duly executed and delivered this Agreement and this Agreement constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

(b) (i) The representations and warranties set forth in Section 5 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case

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such representations and warranties shall be true and correct in all respects) on and as of the date hereof and the Assumption Effective Date to the same extent as though made on and as of each such date (and provided that with respect to the representations and warranties contained in Sections 1.01(a) and 1.01(c) of each Mortgage, such representations and warranties shall be deemed to be true and correct in all material respects as of the date hereof and the Assumption Effective Date so long as the representations and warranties contained in Sections 5.2A and 5.5A of the Credit Agreement shall be true and correct in all respects (or, in the case of those portions of Section 5.2A which are not qualified as to materiality or Material Adverse Effect, in all material respects) as of the date hereof and the Assumption Effective Date), except (x) to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties were true and correct in all respects) on and as of such earlier date, and (y) the reference to the Restatement Effective Date in Section 5.12 of the Credit Agreement shall, for purposes of this Section 4(b), be deemed to refer to the Assumption Effective Date, and (ii) no Default or Event of Default has occurred and is continuing.

SECTION 5. Conditions to Effectiveness. The effectiveness of this Agreement and the obligations of the Additional Lenders to provide the Additional Commitments are subject to the satisfaction or waiver, on or prior to December 31, 2012, of the following conditions precedent (the date on which all such conditions are satisfied or waived, the “Assumption Effective Date”):

(a) The Administrative Agent (or its counsel) shall have received (i) from each party hereto either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent shall have received legal opinions, board resolutions and other closing certificates reasonably requested by the Administrative Agent and consistent with those delivered on the Effective Date.

(c) The Administrative Agent shall have received (on behalf of itself and each Additional Lender) all fees and reimbursement of all costs and expenses required to be paid by the Co-Borrowers in connection with the transactions contemplated hereby (in the case of reimbursement of costs and expenses, to the extent a written invoice therefor is delivered to the Co-Borrowers no later than two Business Days prior to the Assumption Effective Date).

(d) The representations and warranties set forth in Section 4 shall be true and correct, and the Administrative Agent shall have received a certificate to that effect dated as of the Assumption Effective Date and executed by a Responsible Officer of each Loan Party.

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The Administrative Agent shall notify the Co-Borrowers and the Lenders of the Assumption Effective Date, and such notice shall be conclusive and binding.

SECTION 6. Consent and Reaffirmation. Each of the Co-Borrowers and each other Loan Party hereby (i) consents to this Agreement and the transactions contemplated hereby, (ii) agrees that, notwithstanding the effectiveness of this Agreement, the Guaranty and the Security Agreement and each of the other Collateral Documents continue to be in full force and effect, (iii) affirms and confirms its guarantee (in the case of a Guarantor) of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Collateral Documents to secure such Obligations, all as provided in the Loan Documents, and (iv) acknowledges and agrees that such guarantee, pledge and/or grant continues in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, including the Additional Commitments and the extensions of credit thereunder.

SECTION 7. Loan Documents. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be as effective as delivery of an original executed counterpart of this Agreement.

SECTION 9. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 10. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers or representatives as of the day and year first above written.

TAYLOR MORRISON COMMUNITIES, INC.,
as U.S. Borrower,

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Vice President

MONARCH CORPORATION,
as Canadian Borrower,

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Senior Vice President

TMM HOLDINGS LIMITED PARTNERSHIP,
as Holdings,

By: TMM Holdings (G.P.) Inc., its General Partner

By:	/s/ Rajath Shourie
Name:	Rajath Shourie
Title:	Director

MONARCH COMMUNITIES INC., as Canada Holdings,

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Vice President

MONARCH PARENT INC., as Canada Intermediate Holdings,

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Vice President

[Signature Page to Additional Facilities Assumption Agreement and Amendment No. 2]

TAYLOR MORRISON HOLDINGS, INC., as U.S. Holdings,

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Vice President

TAYLOR MORRISON FINANCE, INC., as U.S. FinCo,

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Vice President

EACH SUBSIDIARY GUARANTOR SET FORTH ON SCHEDULE 2 HERETO

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Vice President

[Signature Page to Additional Facilities Assumption Agreement and Amendment No. 2]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender and as an Additional Lender and as Administrative Agent, Swing Line Lender and Issuing Bank

By:	/s/ Bill O’Daly
Name:	Bill O’Daly
Title:	Director

By:	/s/ Sanja Gazahi
Name:	Sanja Gazahi
Title:	Associate

[Signature Page to Additional Facilities Assumption Agreement and Amendment No. 2]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender and an Issuing Bank

By:	/s/ Omayra Laucella
Name:	Omayra Laucella
Title:	Director

/s/ Evelyn Thierry
Evelyn Thierry Director

[Signature Page to Additional Facilities Assumption Agreement and Amendment No. 2]

HSBC REALTY CREDIT CORPORATION (USA),
as a Lender

By:	/s/ Patrick J. McNicholas
Name:	Patrick J. McNicholas
Title:	Senior Vice President

[Signature Page to Additional Facilities Assumption Agreement and Amendment No. 2]

GOLDMAN SACHS BANK USA, as an Additional Lender

By:
Name:
Title:

[Signature Page to Additional Facilities Assumption Agreement and Amendment No. 2]

CITIBANK, N.A., CANADIAN BRANCH as an Additional Lender

By:	/s/ J. Hastings
Name:	J. Hastings
Title:	Principal Officer

[Signature Page to Additional Facilities Assumption Agreement and Amendment No. 2]

JPMORGAN CHASE BANK, N.A., as an Additional Lender

By:	/s/ Kimberly Tumer
Name:	Kimberly Tumer
Title:	Executive Director

[Signature Page to Additional Facilities Assumption Agreement and Amendment No. 2]

SCHEDULE 1

Additional Commitments

Additional Lenders	Additional Commitments
Credit Suisse AG, Cayman Islands Branch	$7,500,000
Citibank, N.A., Canadian Branch	$52,500,000
JPMorgan Chase Bank, N.A.	$20,000,000
Goldman Sachs Bank USA	$20,000,000

TOTAL	$100,000,000

SCHEDULE 2

Subsidiary Guarantors

ATPD, LLC

DARLING HOMES OF TEXAS, LLC

DFP TEXAS (GP), LLC

TAYLOR MORRISON, INC.

TAYLOR MORRISON AT CRYSTAL FALLS, LLC

TAYLOR MORRISON HOLDINGS OF ARIZONA, INC.

TAYLOR MORRISON OF CALIFORNIA, LLC

TAYLOR MORRISON OF COLORADO, INC.

TAYLOR MORRISON OF FLORIDA, INC.

TAYLOR MORRISON OF TEXAS, INC.

TAYLOR MORRISON SERVICES, INC.

TAYLOR MORRISON/ARIZONA, INC.

TAYLOR WOODROW COMMUNITIES – LEAGUE CITY, LTD.

TAYLOR WOODROW COMMUNITIES AT MIRASOL, LTD.

TAYLOR WOODROW COMMUNITIES AT PORTICO, L.L.C.

TAYLOR WOODROW COMMUNITIES AT ST. JOHNS FOREST, L.L.C.

TAYLOR WOODROW HOMES – CENTRAL FLORIDA DIVISION, L.L.C.

TAYLOR WOODROW HOMES – SOUTHWEST FLORIDA DIVISION, L.L.C.

TM HOMES OF ARIZONA, INC.

TW ACQUISITIONS, INC.

TWC/FALCONHEAD WEST, L.L.C.

TWC/MIRASOL, INC.

TWC/STEINER RANCH, LLC